Exhibit 99.2


                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                   APRIL 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.  The amount of such distribution allocable to principal:

     Class 1-A1.......$    51.49835709    Class 1-A13.......$   296.94328468
                      ----------------                      ----------------
     Class 1-A2.......$     0.00000000    Class 1-A14.......$     0.00000000
                      ----------------                      ----------------
     Class 1-A3.......$     0.00000000    Class 1-A15.......$     0.00000000
                      ----------------                      ----------------
     Class 1-A4.......$     0.00000000    Class 1-PO........$     1.03030696
                      ----------------                      ----------------
     Class 1-A5.......$     4.79877418    Class 1-M.........$     0.67536325
                      ----------------                      ----------------
     Class 1-A6.......$     0.00000000    Class 1-B1........$     0.67536390
                      ----------------                      ----------------
     Class 1-A7.......$     0.00000000    Class 1-B2........$     0.67536364
                      ----------------                      ----------------
     Class 1-A8.......$     0.00000000    Class 1-B3........$     0.67535899
                      ----------------                      ----------------
     Class 1-A9.......$     0.00000000    Class 1-B4........$     0.67536667
                      ----------------                      ----------------
     Class 1-A10......$     0.00000000    Class 1-B5........$     0.67535418
                      ----------------                      ----------------
     Class 1-A11......$     0.00000000    Class 1-R.........$     0.00000000
                      ----------------                      ----------------
     Class 1-A12......$     0.00000000    Class 1-RL........$     0.00000000
                      ----------------                      ----------------

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 1-A1.......$   47.70658097     Class 1-A13.......$   275.07962687
                      ---------------                       ----------------
     Class 1-A2.......$    0.00000000     Class 1-A14.......$     0.00000000
                      ---------------                       ----------------
     Class 1-A3.......$    0.00000000     Class 1-A15.......$     0.00000000
                      ---------------                       ----------------
     Class 1-A4.......$    0.00000000     Class 1-PO........$     0.95444642
                      ---------------                       ----------------
     Class 1-A5.......$    4.44544490     Class 1-M.........$     0.00000000
                      ---------------                       ----------------
     Class 1-A6.......$    0.00000000     Class 1-B1........$     0.00000000
                      ---------------                       ----------------
     Class 1-A7.......$    0.00000000     Class 1-B2........$     0.00000000
                      ---------------                       ----------------
     Class 1-A8.......$    0.00000000     Class 1-B3........$     0.00000000
                      ---------------                       ----------------

     Class 1-A9.......$    0.00000000     Class 1-B4........$     0.00000000
                      ---------------                       ----------------
     Class 1-A10......$    0.00000000     Class 1-B5........$     0.00000000
                      ---------------                       ----------------
     Class 1-A11......$    0.00000000     Class 1-R.........$     0.00000000
                      ---------------                       ----------------
     Class 1-A12......$    0.00000000     Class 1-RL........$     0.00000000
                      ---------------                       ----------------

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 1-A1.......     $5.64483885     Class 1-A13.......      $0.00000000
                           -----------                             -----------
     Class 1-A2.......     $6.12500023     Class 1-A14.......      $6.25000000
                           -----------                             -----------
     Class 1-A3.......     $6.12500000     Class 1-A15.......      $6.25000000
                           -----------                             -----------
     Class 1-A4.......     $6.12500000     Class 1-M.........      $6.24169740
                           -----------                             -----------
     Class 1-A5.......     $5.11858349     Class 1-B1........      $6.24169821
                           -----------                             -----------
     Class 1-A6.......     $5.15624866     Class 1-B2........      $6.24169697
                           -----------                             -----------
     Class 1-A7.......     $2.32936366     Class 1-B3........      $6.24169504
                           -----------                             -----------
     Class 1-A8.......     $6.25000000     Class 1-B4........      $6.24170000
                           -----------                             -----------
     Class 1-A9.......     $6.04166667     Class 1-B5........      $6.24169561
                           -----------                             -----------
     Class 1-A10......     $0.06666667     Class 1-R.........      $6.30000000
                           -----------                             -----------
     Class 1-A11......     $0.14166667     Class 1-RL........      $6.30000000
                           -----------                             -----------
     Class 1-A12......     $6.25000000     Class 1-S.........      $0.32618410
                           -----------                             -----------
     4.  Accrual Amount:

                Class A13A     $     11,957.67
                               ---------------
                Class A13B     $     1,898.51
                               --------------

     5.  The amount of servicing compensation received by the
         Company during the month preceding the month of
         distribution: .........................................$     65,989.93
                                                                ---------------

     The amounts below are for the aggregate of all Certificates:

     6.  The Pool Scheduled Principal Balances of each Mortgage
         Pool on the preceding Due Date after giving effect to
         all distributions allocable to principal made on such
         Distribution Date: ....................................$292,404,369.79
                                                                ---------------

         The aggregate number of Mortgage Loans included in the
         Scheduled Principal Balance set forth above...........           1,015
                                                                          -----

     7. The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                   Class Certificate              Single
                                   Principal Balance       Certificate Balance
                                   -----------------       -------------------

         Class 1-A1.................$ 11,905,688.02            $      870.11
                                    ---------------            -------------
         Class 1-A2.................$ 21,547,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-A3.................$ 59,904,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-A4.................$ 79,616,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-A5.................$ 14,506,268.80            $      987.90
                                    ---------------            -------------
         Class 1-A6.................$  2,791,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-A7.................$ 17,297,268.80            $      989.83
                                    ---------------            -------------
         Class 1-A8.................$ 25,145,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-A9.................$ 24,000,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-A10................$ 24,000,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-A11................$ 24,000,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-A12................$  3,480,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-A13................$    420,084.98            $       68.89
                                    ---------------            -------------
         Class 1-A14................$ 31,000,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-A15................$  2,500,000.00            $    1,000.00
                                    ---------------            -------------
         Class 1-PO.................$    615,577.12            $      997.13
                                    ---------------            -------------
         Class 1-M..................$  4,491,981.04            $      998.00
                                    ---------------            -------------
         Class 1-B1.................$  3,743,483.87            $      998.00
                                    ---------------            -------------
         Class 1-B2.................$  3,293,387.57            $      998.00
                                    ---------------            -------------
         Class 1-B3.................$  1,348,292.91            $      998.00
                                    ---------------            -------------
         Class 1-B4.................$    898,196.60            $      998.00
                                    ---------------            -------------
         Class 1-B5.................$  1,198,208.88            $      998.00
                                    ---------------            -------------
         Class 1-R..................$        100.00            $    1,000.00
                                    ---------------            -------------
         Class 1-RL.................$        100.00            $    1,000.00
                                    ---------------            -------------
         Class 1-S..................$266,025,771.83            $      972.26
                                    ---------------            -------------

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

         book value...........................................$         0.00
                                                              --------------
         unpaid principal balance.............................$         0.00
                                                              --------------
         number of related mortgage loans.....................          0.00
                                                                        ----

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     9.  The aggregate number and aggregate Principal Balances
         of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
              (1)  30-59 days
            Number        8        Principal Balance   $           2,869,818.67
                          -                            ------------------------
              (2)  60-89 days
            Number        4        Principal Balance   $             936,667.49
                          -                            ------------------------
              (3)  90 days or more
            Number        0        Principal Balance   $                   0.00
                          -                            ------------------------

         (b)  in foreclosure
            Number        0        Principal Balance   $                   0.00
                          -                            ------------------------

    10.  The Scheduled Principal Balance of any Mortgage
         Loan replaced pursuant to Section 2.03(b), and
         of any Modified Mortgage Loan purchased pursuant
         to Section 3.01(c): ..........................$                   0.00
                                                       ------------------------

    11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

         Class 1-S: ........................               0.398200%
                                                           --------


         1.  Senior Percentage for such Distribution Date: ......  94.90993100%
                                                                   -----------

         2.  Group I Senior Percentage for such Distribution Date: 94.90993100%
                                                                   -----------

         3.  Group II Senior Percentage for such Distribution
             Date: ..............................................   0.00000000%
                                                                    ----------

         4.  Senior Prepayment Percentage for such Distribution
             Date: .............................................. 100.00000000%
                                                                  ------------

         5.  Group I Senior Prepayment Percentage for such
             Distribution Date: ................................. 100.00000000%
                                                                  ------------

         6.  Group II Senior Prepayment Percentage for such
             Distribution Date: .................................   0.00000000%
                                                                    ----------

         7.  Junior Percentage for such Distribution Date: ......   5.09006900%
                                                                    ----------

         8.  Junior Prepayment Percentage for such Distribution
             Date:...............................................   0.00000000%
                                                                    ----------